NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                           BDI INVESTMENT CORPORATION

      Notice is hereby given that the Annual Meeting of Stockholders of BDI Investment Corporation will be held at the offices of the Company, 990 Highland Drive, Suite 100, Solana Beach, California on Friday, October 29, 2004 at 11:00 in the forenoon for the following purposes:

            1.    To elect three (3) directors for the ensuing year.

            2. To ratify the selection of Lavine, Lofgren, Morris & Engelberg certified public accountants, as the Company's auditors for fiscal 2005.

            3. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on August 23, 2004 as the date of determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present you are requested to complete and sign the enclosed proxy and return it in the stamped envelope provided. Stockholders who are present at the meeting may revoke their proxies and vote in person.

                                        By Order of the Board of Directors

                                        BDI INVESTMENT CORPORATION

                                        /s/ Donald Brody
                                        ----------------
                                        Donald Brody
                                        Secretary

Solana Beach, CALIFORNIA

September 1, 2004

                           BDI INVESTMENT CORPORATION
                                 PROXY STATEMENT

      The following statement is furnished in connection with the solicitation by the board of directors of BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, CA 92075, a New Jersey corporation (hereinafter called the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company on Friday, October 29, 2004 at 11:00 in the forenoon, and at all adjournments thereof. The Company is registered pursuant to Section 8(b) of the Investment Company Act of 1940 as a closed end diversified investment company. This Proxy Statement and the enclosed form of proxy are being sent or given to stockholders on or about September 1, 2004.

Proxies and Voting at the Meeting

      The Board of Directors has fixed the close of business on August 23, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at said meeting. At the close of business on the record date, there were outstanding and entitled to vote at the meeting 1,421,551 shares of the Company's Common Stock which were held of record by 209 stockholders. Each share is entitled to one vote. A majority of the shares of Common Stock voting at the meeting is required for the approval of each matter being submitted to a vote of stockholders.

      A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. The proxy may be revoked at any time before it is exercised if a stockholder notifies the secretary of the meeting, in writing, of a desire to revoke or by attending the meeting and voting in person. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted for the proposals described in this Proxy Statement. In the event a stockholder specifies a different choice by means of the proxy, that stockholder's shares will be voted in accordance with such specification.

      The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and may reimburse them for their expense in so doing. If necessary, the Company may also use its Secretary and his assistants to solicit proxies from the stockholders, either personally or by telephone or special letter.

Principal Stockholders

      The only person or entity that owns of record, or that is known by the Company to own beneficially, more than five (5) percent of the outstanding voting securities of the Company is Arsobro, L.P. Its holdings as of August 23, 2004 were as follows:

Shares of Common                      Stock Owned
Names and Address of                  Beneficially as               Percent of
Stockholders                          of August 23, 2004            Class
------------                          ------------------            -----

Arsobro, L.P.
990 Highland Drive                    1,316,957                     92.64%
Solana Beach, California

(1) Arthur Brody generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by the Arsobro, L.P. By virtue of his beneficial ownership of such shares, Mr. Brody is a "control person" of the Company.

                            DESIGNATION OF INVESTMENT
                               ADVISER, PAYMENT OF
                              BROKERAGE COMMISSIONS

      All investment decisions for the Company are made by Arthur Brody. Mr. Brody is the principal partner of the principal shareholder of the company and is the company's chairman and chief executive officer. Mr. Brody does not receive a salary for his services in selecting investments and managing the Company's investment portfolio. The Company has not entered into in the past and does not now intend during the coming fiscal year to enter into a contract with any person or firm to serve as an investment adviser.

      During the fiscal year ended July 3, 2004 the Company's investment portfolio consisted largely of tax exempt notes and bonds. Tax exempt obligations are purchased and sold by municipal securities dealers on a principal basis. No separately identifiable commission is paid.

      In effecting trades, the Company utilizes municipal securities dealers with a national reputation and expertise in trading tax exempt securities. The Company selects dealers who, in the judgement of management, are able to execute orders on an expeditious basis and at the best obtainable price. The providing of research or other services to the Company is not a factor affecting the selection of a municipal securities dealer.

                                   PROPOSAL 1

                           ELECTION OF THREE DIRECTORS

      The Bylaws of the Company provides that the number of directors shall be not less than three and no more than eleven members. By resolution the Board of Directors has fixed the number of directors at three. Therefore, three directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a stockholder either indicates "authority withheld" on his/her proxy or indicates on his/her proxy that his/her shares should not be voted for certain nominees, it is intended that the person named in the proxy will vote for all of the nominees listed below. Discretionary authority is solicited to vote for the election of a substitute for any of said nominees, who, for any reason presently unknown, cannot be a candidate for election. Three of the Company's present directors intend to stand for reelection. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

      During the fiscal year ended July 3, 2004 the Board of Directors held three regular meetings. All of the Company's directors were present for all three meetings. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions. The board held special board meetings on August 22, 2003 and July 1, 2004 at which all directors participated either in person or by conference call.

      The following table sets forth the names of the three nominees for election to the Board of Directors, the principal occupation or employment of each nominee during the last five years, the principal business of the organization in which said occupation or employment is carried on, the age of each nominee, the period during which each nominee has served as a director of the Company, the expiration date of the term for which each nominee has been nominated, and the approximate number of shares and percentage of the class of Common Stock of the Company beneficially owned by each nominee as of August 23, 2004. All nominees are presently serving as directors of the Company.

                                                                                                       Owned
                    Position and Office with                                              Expira-      Beneficially
                    Company and Other                                          Director   tion         as of            Percentage
Name                Principal Occupation                              Age      Since      of Term      8/23/04 (1)      of Class
----                --------------------                              ---      -----      -------      -----------      --------
Arthur Brody        Chairman, President & CEO of                      84       1958       10/2005      1,316,957(2)        92.64
                    the Company. Also serves as
                    Chairman & CEO of Brodart Co.
                    (Manufacturer and distributor of library &
                    school supplies, books $ furniture.)

Edward L. Kane      Chairman & CEO of High Avenue                     66       1990       10/2005          1,400            0.10
                    Consulting, Inc.; Chairman of
                    Kane/Miller Book Publishers; Adjunct
                    Professor, California Western School of
                    Law; Chairman and CEO of Altis Outpatient
                    Services, Inc. 1993 thru 1/95; President of
                    Craig Corporation from 1988 to 1993;
                    President of Reading Company from 1991 to
                    1993.

Ronald I. Simon     Financial Consultant;                             65       2003       10/2005          - 0 -           - 0 -
                    Director, WFS Financial, Inc.
                    (automobile finance), 2003;
                    Director, American
                    Independence Corp. (health
                    insurance & reinsurance), 1995
                    to present; CFO of Wingcast,
                    LLC 2001-2002; Acting
                    Chairman, CEO, CFO SoftNet
                    Systems, Inc. (predecessor to
                    American Independence Corp.),
                    2001; Executive VP, CFO,
                    Director Western Water
                    Company, 1997-2000; Director,
                    executive officer of numerous
                    companies 1980-2000.

*Arthur Brody and Sophie Brody may be deemed to be interested persons of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their owning in excess of five (5) percent of the Company's Common Stock.

(1) As of August 23, 2004, the only officer of the Company nominated herein who owned beneficially shares of the Company's Common Stock was Arthur Brody. (1,316,957 shares in the aggregate representing 92.64% of the outstanding Common Stock).

(2) For a description of the nature of the beneficial ownership of Arthur and Sophie Brody, see footnotes (1) to the "Principal Stockholders" chart.

(3) Mr. Kane and Mr. Simon are the only nominees to the Company's Board of Directors who are directors of another company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, or any company subject to Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940.

Remuneration of Officers and Directors

      During the fiscal year ended July 3, 2004, no officer or director of the Company received any direct or contingent form of remuneration other than fees paid to all non-officer directors.

      Non-officer directors presently receive an annual director's fee of $500, plus $250 for each meeting of the Board which they attend, and $125 for each telephonic Board meeting they participate in.

      The Company does not presently maintain any stock option plan, pension plan or profit sharing plan for officers or employees.

                                   PROPOSAL 2

                        SELECTION OF INDEPENDENT AUDITORS

      Lavine, Lofgren, Morris & Engelberg, certified public accountants, has been selected and approved by the Board of Directors to examine and report on the accounts of the Company for the fiscal year ending July 2, 2005. That firm conducted the audit of the Company's accounts for the 2004 fiscal year.

      A representative of Lavine, Lofgren, Morris & Engelberg is not expected to be present at the Annual Meeting of Stockholders on October 29, 2004. Therefore, a representative will not have an opportunity to make a statement at the meeting, and is not expected to be available to respond to questions from stockholders.

      Section 32(b) of the Investment Company Act or 1940 requires that the selection of accountants by the Company's Board of Directors be ratified at the Annual Meeting of Stockholders. Accordingly, stockholders are being asked to ratify the selection of Lavine, Lofgren, Morris & Engelberg as the Company's independent auditors for the fiscal year ending July 2, 2005.

                                  OTHER MATTERS

      At the time this Proxy Statement was mailed to stockholders, the Board of Directors was not aware that any matter other than those referred to in the form of proxy would be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgement of the persons voting them. The proxies will be effective at any adjournment of the Annual Meeting. Provided a quorum is present in person or by proxy, the Company does not intend to adjourn the meeting, even if an insufficient number of affirmative votes is received with respect to any proposal.

                     NOTICE REGARDING FILING OF SHAREHOLDER
                        PROPOSALS AT 2005 ANNUAL MEETING

      As required by the Rules of the Securities and Exchange Commission, the Company hereby notifies all stockholders that if a stockholder intends to present a proposal at the 2005 Annual Meeting of Stockholders, the proposal must be received by the Company in writing no later than April 12, 2005 in order for such proposal to be eligible for inclusion in the Company's Proxy Statement and form of proxy for next year's meeting.

                                  ANNUAL REPORT

      A copy of the Company's annual report for the fiscal year ended July 3, 2004, including financial statements, is being sent along with this Proxy Statement for review by the stockholders. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Additional copies of the Annual Report may be obtained by writing to BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075, Attention: Mr. Arthur Brody, Chairman.

                                        By Order of the Board of Directors

                                        /s/ Donald Brody
                                        ----------------
                                        Donald Brody
                                        Secretary

September 1, 2004

                           BDI INVESTMENT CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 29, 2004

      The undersigned hereby appoints ARTHUR BRODY attorney and proxy, with power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of the Company to be held on October 29, 2004 and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorney and proxy is instructed to vote as follows:

      (1) Election of the Board's nominees for Directors. (The Board of Directors recommends a vote "FOR".)

|_| FOR all nominees listed below (except as marked to the contrary below).

|_|         WITHHOLD AUTHORITY to vote for nominees listed below.

Nominees: Arthur Brody, Edward L. Kane and Ronald I. Simon

INSTRUCTION:      To withhold authority to vote for any one or more nominees, write the name(s) of such nominee(s) in the space provided below:

      (2) Ratification of the selection of Lavine, Lofgren, Morris & Engelberg, certified public accountants, as the Company's independent auditors for fiscal 2005. (The Board of Directors recommends a vote "FOR")

                    |_| FOR      |_| AGAINST      |_| ABSTAIN

                  (Continued and to be signed on reverse side)

      (3) Upon all such other matters as may properly come before the meeting and/or any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any other matters.

      UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED ON THIS PROXY, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES AND FOR THE RATIFICATION OF LAVINE, LOFGREN, MORRIS & ENGELBERG AS THE COMPANY'S INDEPENDENT AUDITORS.

Please sign exactly as              DATED:
your name appears on your
stock certificate.  Give
full title if any attorney,
executor, administrator,
trustee, Guardian, etc.             SIGNATURE:

For each account in the             PRINT NAME:
name of two or more
persons, each should                Please sign this proxy and
sign, or if one signs               return it promptly whether
he/she should attach                or not you expect to attend
evidence of his/her                 the meeting. You may
authority.                          nevertheless vote in person
                                    if you do attend.

                           BDI INVESTMENT CORPORATION

                              FINANCIAL STATEMENTS
                         For the Year Ended July 3, 2004
                         (with auditor's report thereon)

                           BDI INVESTMENT CORPORATION

                                TABLE OF CONTENTS

                         For the Year Ended July 3, 2004

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                   1
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   Statement of Assets and Liabilities                                         2
   Schedule of Investments                                                3 - 12
   Statement of Operations                                                    13
   Statements of Changes in Net Assets                                        14
   Notes to Financial Statements                                         14 - 18
   Financial Highlights                                                       19
   Corporate Data                                                             20

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
BDI Investment Corporation
Solana Beach, California

We have audited the accompanying statement of assets and liabilities of BDI Investment Corporation (the "Company") including the schedule of investments as of July 3, 2004, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 3, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDI Investment Corporation as of July 3, 2004, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Lavine, Lorgren, Morris & Engelberg, LLP
--------------------------------------------
Lavine, Lorgren, Morris & Engelberg, LLP

July 30, 2004

                           BDI INVESTMENT CORPORATION

                       STATEMENT OF ASSETS AND LIABILITIES

                                  July 3, 2004
--------------------------------------------------------------------------------

Assets:
      Investments at market value (amortized cost: $13,611,000)      $13,969,000
      Cash and cash equivalents                                          221,000
      Interest receivable                                                209,000
--------------------------------------------------------------------------------

           Total assets                                               14,399,000
--------------------------------------------------------------------------------

Liabilities:
      Accounts payable                                                    12,000
      Dividends payable                                                  423,000
      Payable to broker                                                  107,000
--------------------------------------------------------------------------------

           Total liabilities                                             542,000
--------------------------------------------------------------------------------

Net assets                                                           $13,857,000
================================================================================

Net asset value per share based on 1,421,551 shares
      outstanding (net of 3,600 treasury shares)                     $      9.75
================================================================================

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

     California Tax Exempt Bonds
--------------------------------------------------------------------------------

Alhambra, California, City Elementary;               $   200,000     $   218,000
5.250%; September 1, 2012

Alvord, California, Unified School;                      250,000         290,000
5.900%; February 1, 2016

Banning, California, Community                            25,000          24,000
Redevelopment Agency; 7.000%;
March 1, 2020

Bay Area, California Toll Bridge;                        100,000         105,000
5.125%; April 1, 2015

Berkeley, California, Unified School                      40,000          41,000
District, Refunding Unlimited Tax;
5.000%; August 1, 2017

Big Bear Lake, California,                               450,000         520,000
Water Revenue Refunding;
6.000%; April 1, 2011

Cabrillo, California, Community College;                 275,000         316,000
5.750%; August 1, 2013

California Health Facilities Financing                   200,000         211,000
Authority Revenue, Episcopal
Homes Foundation; 5.000%;
February 1, 2011

California Health Facilities Financing                   100,000         106,000
Authority Revenue, Stanford Healthcare;
5.000%; November 15, 2013

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

California Health Facilities Financing               $   250,000     $   256,000
Authority Revenue, Stanford Hospital;
5.000%; November 15, 2015

California State Department of Water                      50,000          52,000
Resources Power Supply; 5.500%;
May 1, 2005

California State Economic Recovery;                      600,000         642,000
5.000%; July 1, 2015

California State General Obligations;                    150,000         164,000
5.250%; October 1, 2013

California State General Obligations,                    250,000         269,000
Various Purpose; 5.250%;
February 1, 2015

California State Public Works Board                      125,000         134,000
Lease, California State University;
5.000%; October 1, 2010

California State Public Works Board                      100,000         110,000
Lease, Department of Corrections;
5.500%; June 1, 2015

California State Public Works Board                      100,000         101,000
Lease, Department of Forestry and Fire;
4.700%; October 1, 2014

California State Public Works Board                      150,000         159,000
Lease, Long Beach and San Luis Obispo
Series B; 5.600%; April 1, 2006

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

California State Public Works Board                  $   225,000     $   248,000
Lease, Regents of the Univ. of California;
5.250%; April 1, 2013

California State Public Works Board                       60,000          65,000
Lease, Substance Abuse;
5.250%; January 1, 2013

California State Public Works Board                      210,000         235,000
Lease, Various Universities;
5.500%; June 1, 2014

California State Public Works Board                       75,000          82,000
Lease, California State University;
5.500%; October 1, 2009

California Statewide Community                           100,000         113,000
Development, Health Facilities
5.500%, October 1, 2014

California Statewide Community                           425,000         463,000
Development Certificate of Participation,
San Gabriel Valley; 5.375%;
September 1, 2007

Carlsbad, California Improvement Board                    60,000          62,000
Act 1915, District 97-1; 5.350%;
September 2, 2009

Carlsbad, California Improvement Board                    65,000          67,000
Act 1915, District 97-1; 5.450%;
September 2, 2010

Central Coast, California,                                50,000          54,000
Water Authority Revenue; 5.150%
October 1, 2009

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Chaffey, California,                                 $   200,000     $   221,000
Unified High School District General
Obligations; 5.500%; August 1, 2013

Contra Costa County, California,                         100,000         102,000
Certification of Participation; 6.200%;
August 1, 2008

Cucamonga, California,                                    25,000          27,000
County Water Agency; 5.000%;
September 1, 2013

Duarte, California, Redevelopment                        100,000         101,000
Agency, Tax Allocation; 5.950%;
September 1, 2004

East Bay, California,                                     25,000          27,000
Municipal Utility District,B45 Water Revenue;
5.250%; June 1, 2013

El Monte, California,                                     30,000          31,000
Public Social Services Facilities
Revenue; 5.000%; June 1, 2019

El Monte, California,                                    240,000         264,000
Water Authority Revenue;
5.200%; September 1, 2012

Emeryville, California, Public Financing                 340,000         360,000
Authority, Revenue Bond;
5.700%; September 1, 2007

Escondido, California, Multi-Family                       75,000          76,000
Housing Revenue, FNMA; 5.250%;
January 1, 2005

Escondido, California, Multi-Family                       75,000          77,000
Housing Revenue, FNMA; 5.400%;
July 1, 2007

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Freemont Unified School District,                    $   200,000     $   217,000
California, General Obligations;
5.250%, September 1, 2013

Fresno Unified School District,                          500,000         595,000
California, General Obligations;
6.400%; August 1, 2016

Grant Unified School District,                            40,000          44,000
California, General Obligations;
5.250%; August 1, 2015

Horicon Elementary School District,                      235,000         250,000
California, General Obligations;
5.900%; August 1, 2012

Industry California Urban Development                     90,000          97,000
Agency, General Obligations;
5.375%; May 1, 2012

Inyo County, California, Certification of                175,000         188,000
Participation County Jail; 5.000%;
February 1, 2011

Jurapa California Community Services                      25,000          26,000
District Special Tax Revenue; 4.700%;
September 1, 2014

Los Angeles Unified School District,                     275,000         294,000
California, General Obligations;
5.000%; July 1, 2015

Los Gatos Unified School District,                       250,000         266,000
California, General Obligations;
5.0000%; August 1, 2014

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Lynwood, California, Public Financing                $   250,000     $   274,000
Authority, Lease Revenue; 6.000%;
September 1, 2012

Marin County, California, Certification of                50,000          50,000
Participation, Capital Improvement
Project; 7.000%; August 1, 2008

Metro Water District, California, Waterworks             100,000         109,000
Revenue; 5.000%; July 1, 2010

Mid-Peninsula Regional Open                              150,000         154,000
Space District, California; 6.950%;
September 1, 2008

Montclair, California, Redevelopment                      10,000          12,000
Agency, Residential Mortgage Revenue;
7.750%; October 1, 2011

Montebello, California, Community                        100,000         108,000
Redevelopment Agency; 5.150%;
September 1, 2012

Montebello Unified School District,                      100,000         108,000
California, General Obligations;
5.000%; August 1, 2014

Mountain View Shoreline Regional Park                     25,000          27,000
Community, California; 5.250%;
August 1, 2012

Napa Valley Unified School District,                     250,000         265,000
California; 5.0000%; August 1, 2016

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Natomas Unified School District,                     $   250,000     $   289,000
California, General Obligations; 5.800%;
September 1, 2014

North Orange County, California,                         250,000         266,000
Community College, General
Obligations;  5.000%; August 1, 2016

Oakland, California, General Obligations                 100,000         107,000
Bonds; 5.200%; September 1, 2015

Oakland Unified School District,                         200,000         222,000
California, General Obligations;
5.750%; August 1, 2015

Palmdale, California, Single Family                       45,000          52,000
Mortgage Revenue; 7.000%;
September 1, 2011

Pleasant Valley, California, School                       75,000          83,000
District General Obligations; 5.350%;
February 1, 2015

Pomona, California, General Federal                      120,000         129,000
Lease Financing, Certification of
Participation; 5.500%; August 1, 2011

Rossmoor, California, Community Services                 105,000         109,000
District Improvement Board; 5.800%;
September 2, 2005

Sacramento, California, Municipal Utility                420,000         456,000
District Electric Revenue; 5.250%; May 1, 2013

Sacramento, California, Municipal Utility                 55,000          59,000
District Electric Revenue; 5.250%; Aug 15, 2015

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Sacramento, California, New Public                   $    50,000     $    54,000
Housing Authority; 6.000%;
December 1, 2007

San Diego, California, Burnham Institute;                100,000         100,000
5.150%; September 1, 2006

San Diego, California, Redevelopment;                    200,000         213,000
Horton Plaza; 5.550%; November 1, 2015

San Diego, California, Authority Water                   115,000         122,000
Revenue; 5.000%; August 1, 2015

San Francisco, California, New Public                     50,000          54,000
Housing Authority; 5.125%; August 1, 2010

San Jose Libraries, Parks and Public Safety,             200,000         211,000
 California, General Obligations;
5.000%; September 1, 2016

Sanger Unified School District,                          125,000         139,000
California; 5.350%; August 1, 2015

Santa Clara, California, Redevelopment                   200,000         215,000
Agency; 5.250%; June 1, 2013

Santa Clara Valley Water District,                       200,000         212,000
California; 5.000%; February 1, 2016

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Sonoma, California, Community                        $    70,000     $    70,000
Redevelopment Agency Tax Allocation;
7.900%; August 1, 2014

Stockton, California, Certification of                   250,000         271,000
Participation; 5.600%; August 1, 2014

Tahoe Forest Hospital District,                          250,000         251,000
California, Insured Health Facility
Revenue; 5.850%; August 1, 2004

Vallejo City School District, California;                260,000         296,000
5.600%; August 1, 2015

Whittier Unified High School District,                    50,000          55,000
California, General Obligations;
5.125%; August 1, 2011
--------------------------------------------------------------------------------

Total California Tax Exempt Bonds (96.7%)            $12,460,000     $13,512,000
================================================================================

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                                                       Value at
     Issuer and Title of Issue                        Par Value        Year End
--------------------------------------------------------------------------------

     Puerto Rico Tax Exempt Bonds
--------------------------------------------------------------------------------

Puerto Rico; HFC SFM                                 $   155,000     $   155,000
Mortgage Revenue;
7.500%; April 1, 2022
--------------------------------------------------------------------------------

Total Puerto Rico Tax Exempt Bonds (1.1%)                155,000         155,000
--------------------------------------------------------------------------------

     Illinois Tax Exempt Bonds
--------------------------------------------------------------------------------

Will County Illinois High School District,               310,000         302,000
Illinois;  0%; December 1, 2005
--------------------------------------------------------------------------------

Total Illinois Tax Exempt Bonds (2.2%)                   310,000         302,000
--------------------------------------------------------------------------------

Total Investments (100%)                             $12,925,000     $13,969,000
================================================================================

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             STATEMENT OF OPERATIONS

                         For the Year Ended July 3, 2004
--------------------------------------------------------------------------------

Investment income:
      Tax-exempt interest                                           $   641,000
      Tax-exempt dividends                                                2,000
--------------------------------------------------------------------------------

                Total income                                                         $ 643,000

Expenses:
      Bookkeeping                                                        41,000
      Professional fees                                                  14,000
      Directors' fees                                                     3,000
      Transfer agent fees                                                 4,000
      Dividend distribution fees                                          4,000
      Other operating expense                                             4,000
--------------------------------------------------------------------------------

                Total expenses                                                          70,000
-----------------------------------------------------------------------------------------------

                Net investment income                                                  573,000
-----------------------------------------------------------------------------------------------

Realized and unrealized gain on investments:
      Proceeds from sales and bond redemptions                        5,660,000
      Cost of investments sold and redeemed
           (identified cost basis)                                    5,549,000
--------------------------------------------------------------------------------

                Net realized gain on investment transactions            111,000

      Net change in unrealized appreciation on investments             (442,000)
-----------------------------------------------------------------------------------------------

                Net realized and unrealized loss on investments                       (331,000)
-----------------------------------------------------------------------------------------------

      Net increase in net assets resulting from operations                           $ 242,000
===============================================================================================

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                       STATEMENTS OF CHANGES IN NET ASSETS

               For the Years Ended July 3, 2004 and June 28, 2003
--------------------------------------------------------------------------------

                                                                       2004              2003
--------------------------------------------------------------------------------------------------
Increase in net assets from operations:
      Net investment income                                        $    573,000      $    648,000
      Net realized gain on investment transactions                      111,000            75,000
      Net change in unrealized appreciation on investments             (442,000)           35,000
--------------------------------------------------------------------------------------------------

           Net increase in net assets resulting
                from operations                                         242,000           758,000

      Distributions to shareholders from net investment income         (741,000)         (652,000)
--------------------------------------------------------------------------------------------------

           Total increase (decrease) in net assets                     (499,000)          106,000

Net assets:
      Beginning of period                                            14,356,000        14,250,000
--------------------------------------------------------------------------------------------------

      End of period (including undistributed net
           investment income of $461,000 - 2004
           and $496,000 - 2003)                                    $ 13,857,000      $ 14,356,000
==================================================================================================

    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                     NOTE 1
                                     GENERAL

After many years as an operating company, on January 10, 1984, BDI Investment Corporation (the "Company") filed a Registration Statement on Form N-2 with the Securities and Exchange Commission to register under the Investment Company Act of 1940 as a closed-end diversified management investment company. The Company initiated operations as a regulated investment company on June 30, 1984. The Company is incorporated under the laws of New Jersey.

                                     NOTE 2
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                   Fiscal Year

The Company's fiscal year ends on the Saturday nearest June 30. The fiscal year ending in 2004 reflects a fifty-three week year and the fiscal years ending in 2000 - 2003 reflect a fifty-two week year.

                                Cash Equivalents

The Company considers all highly liquid investments with original maturity of three months or less to be cash equivalents. Cash equivalents include liquid money market funds.

                                   Investments

The investment portfolio consists primarily of tax-exempt bonds which are valued at the last bid price on the last business day of the period.

Gross unrealized appreciation and depreciation on investments on a federal income tax basis as of July 3, 2004 were $49,000 and $(319,000), respectively. The aggregate cost of securities for federal income tax purposes approximates amortized cost.

                               Income Recognition

Security transactions are recorded on the trade date. Purchases of securities are recorded at cost. Any premiums paid or discounts received are recognized in the determination of realized gain or loss. The Company amortizes bond premiums over the life of the bond using the effective yield method. Purchased interest income is accrued and recorded based upon settlement dates. The difference between amortized cost and value is reflected as unrealized appreciation (depreciation) on investments.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                               NOTE 2 - CONTINUED
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates and assumptions.

                                      Taxes

The Company has qualified as a Regulated Investment Company under certain provisions of the Internal Revenue Code beginning with the fiscal year starting July 1, 1984. Under such provisions, the Company will not be subject to federal income tax on income which it receives and distributes to its shareholders, provided that it distributes substantially all such income. As a Regulated Investment Company, the Company "passes through" to its shareholders the character of the income which it receives.

                                  Distributions

It is the Company's policy to record dividends to shareholders as of the earlier of the date they are declared by the Board of Directors or the record date. All dividends declared during the current year represent distributions from net investment income.

Dividends per share during 2004 consisted of $0.0242, $0.2000 and $0.2964, and during 2003 consisted of $0.0085, $0.2200 and $0.2300, respectively.

                                Reclassification

Certain amounts in 2003 have been reclassified to conform to the presentation in 2004.

                                     NOTE 3
             OFF BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Company invests primarily in California state and municipal bonds, most of which are guaranteed by the state or privately insured. At July 3, 2004, the value of all municipal bonds was $13,969,000. In addition, the Company's cash and cash equivalents consist of uninsured deposits with a major broker-dealer.

The Company holds financial instruments with off balance sheet risk in the normal course of business, specifically relating to bonds with call provisions. Such bonds are recorded at market value in the amount of $8,864,000 and though this is in excess of the stated call value of $8,309,000 at year end, the market value reflects, among other things, the call value risk.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                     NOTE 4
                                PAYABLE TO BROKER

Payable to broker represents amounts due to the Company's broker related to purchases of investments before year end, which settled after year end.

                                     NOTE 5
                                 DIRECTORS' FEES

The Company pays fees and provides expense reimbursement to members of the Board of Directors who are not officers of the Company. Directors' fees for the year ended July 3, 2004 were $3,000.

                                     NOTE 6
                           RELATED PARTY TRANSACTIONS

The Company pays an affiliate for bookkeeping services. Fees for the year ended July 3, 2004 were $41,000.

Investment management services are provided to the Company by its chief executive officer and principal shareholder. The Company's chief executive officer does not charge fees for these services because he is the majority shareholder.

                                     NOTE 7
                        PURCHASES AND SALES OF SECURITIES

For the year ended July 3, 2004, the aggregate cost of security purchases was $6,081,000 and the aggregate proceeds from sales or redemptions of securities was $5,660,000.

No fees are charged by the securities custodian, a customary practice when securities transactions occur with that institution.

                                     NOTE 8
                                  INCOME TAXES

For the year ended July 3, 2004, no income tax expense was incurred due to the Company's qualification as a Regulated Investment Company and the distribution of substantially all its income for the current fiscal year to its shareholders.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 3, 2004
--------------------------------------------------------------------------------

                                     NOTE 9
                                   NET ASSETS

                                                          July 3,          June 28,
                                                           2004              2003
                                                       ------------------------------
Preferred stock, without par value: authorized
      500,000 shares; issued, none                     $         --      $         --
Common stock, par value $.10 per share: authorized
      4,500,000 shares; issued, 1,425,151                   143,000           143,000
Less treasury stock at cost, 3,600 shares                   (22,000)          (22,000)
Additional paid-in capital                                3,673,000         3,673,000
Accumulated undistributed net investment income             461,000           496,000
Accumulated undistributed net realized gain                   2,000            24,000
Unrealized appreciation on investments                      358,000           800,000
Retained earnings at June 30, 1984                        9,242,000         9,242,000
--------------------------------------------------------------------------------------

           Net Assets                                  $ 13,857,000      $ 14,356,000
======================================================================================

Retained earnings at June 30, 1984 represents cumulative undistributed earnings of the Company prior to its qualification as a regulated investment company.

                                     NOTE 10
                           CAPITAL STOCK TRANSACTIONS

There were no capital stock transactions for the Company for the years ended July 3, 2004 and June 28, 2003.

                           BDI INVESTMENT CORPORATION

                              FINANCIAL HIGHLIGHTS

         For the Years Ended July 3, 2004, June 28, 2003, June 29, 2002,
                         June 30, 2001, and July 1, 2000
--------------------------------------------------------------------------------

Selected data for one share of common stock outstanding throughout each year follows (2004 is a fifty-three week year, 2003 - 2000 are fifty-two week years):

                                           2004             2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------
Per share

Net asset value per share,
     beginning of year                 $     10.10      $     10.02      $      9.94      $      9.65      $      9.85
=======================================================================================================================

Income from investment operations:
     Net investment income                    0.40             0.46             0.47             0.49             0.49
     Net realized and unrealized
        gain (loss) on investments           (0.23)            0.08             0.10             0.28            (0.19)
-----------------------------------------------------------------------------------------------------------------------

        Total from investment
            operations                        0.17             0.54             0.57             0.77             0.30

Less distributions to shareholders:
     Distributions from
        net investment income                (0.52)           (0.46)           (0.49)           (0.48)           (0.50)
-----------------------------------------------------------------------------------------------------------------------

Net asset value per share,
     end of year                       $      9.75      $     10.10      $     10.02      $      9.94      $      9.65
=======================================================================================================================

Total rate of return                          1.68%            5.39%            5.73%            7.98%            3.07%
=======================================================================================================================

Net assets, end of period              $13,857,000      $14,400,000      $14,250,000      $14,135,000      $13,728,000

Ratio of expenses to
     average net assets                       0.49%            0.49%            0.45%            0.45%            0.45%

Ratio of net investment
     income to average net
     assets                                   4.02%            4.50%            4.76%            4.98%            5.02%

Portfolio turnover                           40.73%           15.85%            3.34%            5.81%            7.18%
=======================================================================================================================

Number of shares outstanding
     at end of period                    1,421,551        1,421,551        1,421,551        1,421,551        1,421,551
=======================================================================================================================

                           BDI INVESTMENT CORPORATION

                                 CORPORATE DATA

--------------------------------------------------------------------------------

      Chairman of the Board of Directors,
      Chief Executive Officer and President     Arthur Brody

      Director                                  Edward Kane

      Director                                  Ronald Simon

      Secretary                                 Donald Brody

      Treasurer                                 Teresa Whorton

      Counsel                                   Lowenstein Sandler, PC

      Auditors                                  Lavine, Lofgren, Morris &
                                                Engelberg, LLP

      Transfer Agent                            Registrar and Transfer Company

      Custodian                                 Morgan Stanley